UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): December 3, 2012

TELETOUCH COMMUNICATIONS, INC.

(Exact Name of Company as Specified in its Charter)

DELAWARE	001-13436	75-2556090
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5718 Airport Freeway, Fort Worth, Texas 76117

(Address of principal executive offices and zip code)

(800) 232-3888

(Company’s telephone number, including area code)

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 3, 2012, East West Bank (“EWB”) approved an extension on the maturity date of the loan with Teletouch Communications, Inc., a Delaware corporation (the “Company”), to February 3, 2013. Further, effective November 3, 2012, the interest rate on the loan was amended from a variable rate of the Wall Street Journal Prime Rate with no floor to fixed rate of 7.00%. The principal amount of the loan is $2,091,598.71, with the first two regular payments on the loan in the amount of $19,283.18 due December 3, 2012 and the last payment in the amount of $2,090,322.85 due on February 3, 2013.

Item 9.01.	Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 5, 2012	By:	/s/ Douglas E. Sloan
Name: Douglas E. Sloan Title: Chief Financial Officer